THE FIRST TRUST (REGISTERED TRADEMARK) SPECIAL SITUATIONS TRUST, SERIES 136

                       MARKET LEADERS GROWTH TRUST

Supplement to the Prospectus dated January 25, 1996

Notwithstanding anything to the contrary in the Prospectus, purchasers who have indicated their intention to the Sponsor to purchase a minimum of 50,000 Units of the Trust during the primary offering period will receive a volume concession of 2.00% of the Public Offering Price per Unit. In order to receive this volume concession, at least 10,000 Units must initially be purchased with at least 5,000 Unit increments thereafter. The selling broker/dealer, bank or other selling agent shall be responsible for any such reduced sales charge and for ensuring that the purchaser complies with the terms hereof. In addition, to the extent a purchaser does not honor the terms of this volume concession, it is the selling broker/dealer, bank or other selling agent's responsibility to recover the amount of volume concession from the purchaser.

March 18, 1996